Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
March 2006
Table of Contents

Consolidated Balance Sheets	1

Credit Exposure Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Direct Financing Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income and Net Impact of MSR Hedging	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Non-Performing Assets and Past Due Loans and Leases	11

Quarterly Stock Summary, Capital, and Other Data	12

Quarterly Operating Lease Performance	13
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2006	2005		March ‘06 vs ‘05
(in thousands of dollars, except number of shares)	March 31,	December 31,	March 31,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$797,258	$966,445	$914,699	$(117,441)	(12.8)%
Federal funds sold and securities purchased under resale agreements	349,098	74,331	144,980	204,118	N.M.
Interest bearing deposits in banks	23,204	22,391	29,551	(6,347)	(21.5)
Trading account securities	57,710	8,619	100,135	(42,425)	(42.4)
Loans held for sale	311,138	294,344	252,932	58,206	23.0
Investment securities	5,087,857	4,526,520	4,052,875	1,034,982	25.5
Loans and leases (1)	26,145,589	24,472,166	24,206,465	1,939,124	8.0
Allowance for loan and lease losses	(283,839)	(268,347)	(264,390)	(19,449)	7.4

Net loans and leases	25,861,750	24,203,819	23,942,075	1,919,675	8.0

Operating lease assets	174,839	229,077	466,550	(291,711)	(62.5)
Bank owned life insurance	1,060,305	1,001,542	973,164	87,141	9.0
Premises and equipment	375,740	360,677	354,979	20,761	5.8
Goodwill	579,246	212,530	212,200	367,046	N.M.
Other intangible assets	60,563	4,956	5,580	54,983	N.M.
Accrued income and other assets	927,201	859,554	732,879	194,322	26.5

Total Assets	$35,665,909	$32,764,805	$32,182,599	$3,483,310	10.8%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$24,555,163	$22,409,675	$21,770,973	$2,784,190	12.8%
Short-term borrowings	1,687,536	1,889,260	1,033,496	654,040	63.3
Federal Home Loan Bank advances	1,658,486	1,155,647	903,871	754,615	83.5
Other long-term debt	2,035,576	2,418,419	3,138,626	(1,103,050)	(35.1)
Subordinated notes	1,283,359	1,023,371	1,025,612	257,747	25.1
Allowance for unfunded loan commitments and letters of credit	39,301	36,957	31,610	7,691	24.3
Deferred federal income tax liability	685,559	743,655	781,152	(95,593)	(12.2)
Accrued expenses and other liabilities	640,749	530,320	907,486	(266,737)	(29.4)

Total Liabilities	32,585,729	30,207,304	29,592,826	2,992,903	10.1

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 245,205,510; 224,106,172 and 232,002,213 shares, respectively.	2,548,185	2,491,326	2,484,832	63,353	2.5
Less 12,660,745; 33,760,083 and 25,864,042 treasury shares, respectively	(273,120)	(693,576)	(490,139)	217,019	(44.3)
Accumulated other comprehensive loss	(31,434)	(22,093)	(18,686)	(12,748)	68.2
Retained earnings	836,549	781,844	613,766	222,783	36.3

Total Shareholders’ Equity	3,080,180	2,557,501	2,589,773	490,407	18.9

Total Liabilities and Shareholders’ Equity	$35,665,909	$32,764,805	$32,182,599	$3,483,310	10.8%

N.M., not a meaningful value.
(1) See page 2 for detail of loans and leases.
(2) See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Credit Exposure Composition

							Change
	2006		2005				March ‘06 vs ‘05

(in thousands of dollars)	March 31,		December 31,		March 31,		Amount	Percent

	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$5,288,710	20.1%	$5,084,244	20.6%	$4,824,403	19.6%	$464,307	9.6%
Middle market commercial real estate:
Construction	1,366,890	5.2	1,521,897	6.2	1,647,999	6.7	(281,109)	(17.1)
Commercial	3,046,368	11.6	2,015,498	8.2	1,913,849	7.8	1,132,519	59.2

Middle market commercial real estate	4,413,258	16.8	3,537,395	14.4	3,561,848	14.5	851,410	23.9
Small business	2,116,063	8.1	2,223,740	9.1	2,204,278	8.9	(88,215)	(4.0)

Total commercial	11,818,031	45.0	10,845,379	44.1	10,590,529	43.0	1,227,502	11.6

Consumer:
Automobile loans	2,053,777	7.8	1,985,304	8.0	2,066,264	8.4	(12,487)	(0.6)
Automobile leases	2,154,883	8.2	2,289,015	9.3	2,476,098	10.0	(321,215)	(13.0)
Home equity	4,816,196	18.3	4,638,841	18.8	4,594,586	18.6	221,610	4.8
Residential mortgage	4,604,705	17.5	4,193,139	17.0	3,995,769	16.2	608,936	15.2
Other loans	697,997	2.5	520,488	1.9	483,219	1.9	214,778	44.4

Total consumer	14,327,558	54.3	13,626,787	55.0	13,615,936	55.1	711,622	5.2

Total loans and direct financing leases	$26,145,589	99.3	$24,472,166	99.1	$24,206,465	98.1	$1,939,124	8.0

Operating lease assets	174,839	0.7	229,077	0.9	466,550	1.9	(291,711)	(62.5)

Total credit exposure	$26,320,428	100.0%	$24,701,243	100.0%	$24,673,015	100.0%	$1,647,413	6.7%

Total automobile exposure (1)	$4,383,499	16.7%	$4,503,396	18.2%	$5,008,912	20.3%	$(625,413)	(12.5)%

By Business Segment (2)
Regional Banking:
Central Ohio	$3,295,373	12.5%	$3,150,395	12.8%	$3,119,776	12.6%	$175,597	5.6%
Northern Ohio	2,915,530	11.1	2,892,723	11.7	2,910,631	11.8	4,899	0.2
Southern Ohio / Kentucky	2,078,181	7.9	2,037,190	8.2	2,018,617	8.2	59,564	3.0
West Michigan	2,372,563	9.0	2,363,162	9.6	2,335,441	9.5	37,122	1.6
East Michigan	1,536,284	5.8	1,573,413	6.4	1,475,508	6.0	60,776	4.1
West Virginia	968,333	3.7	970,953	3.9	887,230	3.6	81,103	9.1
Indiana	977,589	3.7	1,025,807	4.2	990,747	4.0	(13,158)	(1.3)
Unizan (4)	1,641,972	6.2	—	—	—	—	1,641,972	—
Mortgage and equipment leasing groups	3,525,564	13.5	3,533,535	14.2	3,330,970	13.5	194,594	5.8

Regional Banking	19,311,389	73.4	17,547,178	71.0	17,068,920	69.2	2,242,469	13.1
Dealer Sales (3)	5,276,621	20.0	5,429,997	22.0	5,955,611	24.1	(678,990)	(11.4)
Private Financial and Capital Markets Group (4)	1,732,418	6.6	1,724,068	7.0	1,648,484	6.7	83,934	5.1
Treasury / Other	—	—	—	—	—	—	—	—

Total credit exposure	$26,320,428	100.0%	$24,701,243	100.0%	$24,673,015	100.0%	$1,647,413	6.7%

(1)	Sum of automobile loans and leases and automobile operating lease assets.

(2)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(3)	Includes operating lease inventory.

(4)	In the first quarter of 2006, loans acquired from Unizan were reflected in the Regional Banking and PFCMG lines of business.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2006		2005				March ‘06 vs ‘05

(in thousands of dollars)	March 31,		December 31,		March 31,		Amount	Percent

	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$3,776,790	15.4%	$3,390,044	15.1%	$3,186,187	14.6%	$590,603	18.5%
Demand deposits — interest bearing	7,676,818	31.3	7,380,044	32.9	7,848,458	36.1	(171,640)	(2.2)
Savings and other domestic time deposits	3,585,840	14.6	3,094,136	13.8	3,468,004	15.9	117,836	3.4
Certificates of deposit less than $100,000	4,311,870	17.6	3,526,039	15.7	2,555,241	11.7	1,756,629	68.7

Total core deposits	19,351,318	78.9	17,390,263	77.5	17,057,890	78.3	2,293,428	13.4
Domestic time deposits of $100,000 or more	1,670,836	6.8	1,348,928	6.0	1,311,495	6.0	359,341	27.4
Brokered deposits and negotiable CDs	3,081,211	12.5	3,199,796	14.3	2,999,753	13.8	81,458	2.7
Deposits in foreign offices	451,798	1.8	470,688	2.2	401,835	1.9	49,963	12.4

Total deposits	$24,555,163	100.0%	$22,409,675	100.0%	$21,770,973	100.0%	$2,784,190	12.8%

Total core deposits:
Commercial	$5,994,233	31.0%	$5,352,053	30.8%	$5,218,482	30.6%	$775,751	14.9%
Personal	13,357,085	69.0	12,038,210	69.2	11,839,408	69.4	1,517,677	12.8

Total core deposits	$19,351,318	100.0%	$17,390,263	100.0%	$17,057,890	100.0%	$2,293,428	13.4%

By Business Segment (1)
Regional Banking:
Central Ohio	$4,939,053	20.1%	$4,520,595	20.2%	$4,607,924	21.2%	$331,129	7.2%
Northern Ohio	4,171,435	17.0	4,076,374	18.2	3,932,463	18.1	238,972	6.1
Southern Ohio / Kentucky	2,025,401	8.2	1,951,322	8.7	1,774,064	8.1	251,337	14.2
West Michigan	2,830,635	11.5	2,790,787	12.5	2,675,525	12.3	155,110	5.8
East Michigan	2,259,497	9.2	2,263,898	10.1	2,291,132	10.5	(31,635)	(1.4)
West Virginia	1,533,274	6.2	1,463,592	6.5	1,368,740	6.3	164,534	12.0
Indiana	809,176	3.3	728,193	3.2	718,875	3.3	90,301	12.6
Unizan (3)	1,510,995	6.2	—	—	—	—	1,510,995	—
Mortgage and equipment leasing groups	153,444	0.6	161,866	0.7	170,758	0.8	(17,314)	(10.1)

Regional Banking	20,232,910	82.4	17,956,627	80.1	17,539,481	80.6	2,693,429	15.4
Dealer Sales	63,573	0.3	65,237	0.3	68,996	0.3	(5,423)	(7.9)
Private Financial and Capital Markets Group	1,177,469	4.8	1,179,915	5.3	1,155,493	5.3	21,976	1.9
Treasury / Other (2)	3,081,211	12.5	3,207,896	14.3	3,007,003	13.8	74,208	2.5

Total deposits	$24,555,163	100.0%	$22,409,675	100.0%	$21,770,973	100.0%	$2,784,190	12.8%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(2)	Comprised largely of brokered deposits and negotiable CDs.

(3)	In the first quarter of 2006, deposits acquired from Unizan were reflected in the Regional Banking line of business.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

		Average Balances				Change
Fully taxable equivalent basis	2006	2005				1Q06 vs 1Q05
(in millions of dollars)	First	Fourth	Third	Second	First	Amount	Percent

Assets
Interest bearing deposits in banks	$48	$51	$54	$54	$53	$(5)	(9.4)%
Trading account securities	13	119	274	236	200	(187)	(93.5)
Federal funds sold and securities purchased under resale agreements	201	103	142	225	475	(274)	(57.7)
Loans held for sale	274	361	427	276	203	71	35.0
Investment securities:
Taxable	4,191	3,802	3,523	3,589	3,932	259	6.6
Tax-exempt	548	540	537	411	409	139	34.0

Total investment securities	4,739	4,342	4,060	4,000	4,341	398	9.2

Loans and leases: (1)

Commercial: (2)
Middle market commercial and industrial	5,132	4,946	4,708	4,901	4,710	422	9.0
Middle market commercial real estate:
Construction	1,454	1,675	1,720	1,678	1,642	(188)	(11.4)
Commercial	2,423	1,923	1,922	1,905	1,883	540	28.7

Middle market commercial real estate	3,877	3,598	3,642	3,583	3,525	352	10.0
Small business	2,121	2,230	2,251	2,230	2,183	(62)	(2.8)

Total commercial	11,130	10,774	10,601	10,714	10,418	712	6.8

Consumer:
Automobile loans	1,994	2,018	2,078	2,069	2,008	(14)	(0.7)
Automobile leases	2,221	2,337	2,424	2,468	2,461	(240)	(9.8)

Automobile loans and leases	4,215	4,355	4,502	4,537	4,469	(254)	(5.7)
Home equity	4,694	4,653	4,681	4,636	4,570	124	2.7
Residential mortgage	4,306	4,165	4,157	4,080	3,919	387	9.9
Other loans	586	521	507	491	480	106	22.1

Total consumer	13,801	13,694	13,847	13,744	13,438	363	2.7

Total loans and leases	24,931	24,468	24,448	24,458	23,856	1,075	4.5
Allowance for loan and lease losses	(283)	(262)	(256)	(270)	(282)	(1)	(0.4)

Net loans and leases	24,648	24,206	24,192	24,188	23,574	1,074	4.6

Total earning assets	30,206	29,444	29,405	29,249	29,128	1,078	3.7

Operating lease assets	200	245	309	409	529	(329)	(62.2)
Cash and due from banks	789	742	867	865	909	(120)	(13.2)
Intangible assets	362	218	217	218	218	144	66.1
All other assets	2,215	2,227	2,197	2,149	2,079	136	6.5

Total Assets	$33,489	$32,614	$32,739	$32,620	$32,581	$908	2.8%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,436	$3,444	$3,406	$3,352	$3,314	$122	3.7%
Demand deposits — interest bearing	7,562	7,496	7,539	7,677	7,925	(363)	(4.6)
Savings and other domestic time deposits	3,095	2,984	3,095	3,230	3,317	(222)	(6.7)
Certificates of deposit less than $100,000	3,849	3,421	3,157	2,720	2,496	1,353	54.2

Total core deposits	17,942	17,345	17,197	16,979	17,052	890	5.2
Domestic time deposits of $100,000 or more	1,478	1,397	1,271	1,248	1,249	229	18.3
Brokered deposits and negotiable CDs	3,143	3,210	3,286	3,249	2,720	423	15.6
Deposits in foreign offices	465	490	462	434	442	23	5.2

Total deposits	23,028	22,442	22,216	21,910	21,463	1,565	7.3
Short-term borrowings	1,669	1,472	1,559	1,301	1,179	490	41.6
Federal Home Loan Bank advances	1,453	1,156	935	1,136	1,196	257	21.5
Subordinated notes and other long-term debt	3,346	3,687	3,960	4,100	4,517	(1,171)	(25.9)

Total interest bearing liabilities	26,060	25,313	25,264	25,095	25,041	1,019	4.1

All other liabilities	1,264	1,283	1,458	1,554	1,699	(435)	(25.6)
Shareholders’ equity	2,729	2,574	2,611	2,619	2,527	202	8.0

Total Liabilities and Shareholders’ Equity	$33,489	$32,614	$32,739	$32,620	$32,581	$908	2.8%

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

(2)	The middle market C&I and CRE loan balances in the first quarter of 2006 contain Unizan loan balances that are subject to reclassification when these loans are converted to Huntington’s loan systems.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2006	2005
Fully taxable equivalent basis (1)	First	Fourth	Third	Second	First

Assets
Interest bearing deposits in banks	3.78%	3.20%	2.13%	1.47%	1.88%
Trading account securities	4.49	4.53	3.95	3.94	4.14
Federal funds sold and securities purchased under resale agreements	4.30	3.78	3.41	2.76	2.36
Loans held for sale	5.92	5.68	5.43	6.04	5.55
Investment securities:
Taxable	5.00	4.70	4.37	4.13	3.87
Tax-exempt	6.71	6.77	6.62	6.76	6.73

Total investment securities	5.20	4.96	4.67	4.40	4.14
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	6.80	6.28	5.87	5.65	5.02
Middle market commercial real estate:
Construction	7.55	7.27	6.58	6.04	5.54
Commercial	6.78	6.46	5.96	5.53	5.22

Middle market commercial real estate	7.07	6.84	6.25	5.77	5.37
Small business	6.67	6.43	6.18	6.01	5.82

Total commercial	6.87	6.50	6.07	5.76	5.31

Consumer:
Automobile loans	6.40	6.26	6.44	6.57	6.83
Automobile leases	4.97	4.98	4.94	4.91	4.92

Automobile loans and leases	5.65	5.57	5.63	5.67	5.78
Home equity	7.10	7.03	6.60	6.24	5.77
Residential mortgage	5.34	5.31	5.23	5.18	5.14
Other loans	6.39	5.98	5.92	6.22	6.42

Total consumer	6.08	6.00	5.85	5.74	5.61

Total loans and leases	6.43	6.22	5.94	5.75	5.48

Total earning assets	6.21%	6.01%	5.72%	5.52%	5.21%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	2.44	2.12	1.87	1.64	1.45
Savings and other domestic time deposits	1.49	1.44	1.39	1.34	1.27
Certificates of deposit less than $100,000	3.83	3.70	3.58	3.49	3.43

Total core deposits	2.61	2.36	2.15	1.94	1.76
Domestic time deposits of $100,000 or more	4.33	3.90	3.60	3.27	2.92
Brokered deposits and negotiable CDs	4.69	4.20	3.66	3.25	2.80
Deposits in foreign offices	2.62	2.66	2.28	1.95	1.41

Total deposits	3.07	2.79	2.52	2.26	1.99
Short-term borrowings	3.57	3.11	2.74	2.16	1.66
Federal Home Loan Bank advances	3.99	3.37	3.08	3.02	2.90
Subordinated notes and other long-term debt	5.22	4.72	4.20	3.91	3.39

Total interest bearing liabilities	3.43%	3.12%	2.82%	2.56%	2.27%

Net interest rate spread	2.78%	2.89%	2.90%	2.96%	2.94%
Impact of non-interest bearing funds on margin	0.54	0.45	0.41	0.40	0.37

Net interest margin	3.32%	3.34%	3.31%	3.36%	3.31%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Direct Financing Leases
     and Deposit Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2006	2005				1Q06 vs 1Q05
(in millions of dollars)	First	Fourth	Third	Second	First	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$3,166	$3,228	$3,185	$3,179	$3,112	$54	1.7%
Northern Ohio	2,886	2,918	2,927	2,922	2,868	18	0.6
Southern Ohio / Kentucky	2,077	2,064	2,075	2,062	1,962	115	5.9
West Michigan	2,362	2,382	2,377	2,366	2,297	65	2.8
East Michigan	1,551	1,536	1,506	1,478	1,443	108	7.5
West Virginia	966	963	944	907	878	88	10.0
Indiana	1,018	972	979	1,018	976	42	4.3
Unizan (2)	568	—	—	—	—	568	—
Mortgage and equipment leasing groups	3,458	3,461	3,433	3,363	3,266	192	5.9

Regional Banking	18,052	17,524	17,426	17,295	16,802	1,250	7.4
Dealer Sales	5,159	5,225	5,316	5,496	5,409	(250)	(4.6)
Private Financial and Capital Markets Group (2)	1,720	1,719	1,706	1,667	1,645	75	4.6
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$24,931	$24,468	$24,448	$24,458	$23,856	$1,075	4.5%

Deposit composition (1)
Regional Banking:
Central Ohio	$4,559	$4,497	$4,482	$4,545	$4,476	$83	1.9%
Northern Ohio	4,184	4,132	4,082	3,941	4,094	90	2.2
Southern Ohio / Kentucky	1,986	1,938	1,861	1,750	1,764	222	12.6
West Michigan	2,791	2,774	2,666	2,630	2,678	113	4.2
East Michigan	2,255	2,287	2,257	2,261	2,289	(34)	(1.5)
West Virginia	1,471	1,428	1,408	1,387	1,367	104	7.6
Indiana	746	743	747	724	699	47	6.7
Unizan (2)	523	—	—	—	—	523	—
Mortgage and equipment leasing groups	162	202	215	197	179	(17)	(9.5)

Regional Banking	18,677	18,001	17,718	17,435	17,546	1,131	6.4
Dealer Sales	58	63	72	69	71	(13)	(18.3)
Private Financial and Capital Markets Group	1,150	1,161	1,133	1,150	1,109	41	3.7
Treasury / Other	3,143	3,217	3,293	3,256	2,737	406	14.8

Total deposits	$23,028	$22,442	$22,216	$21,910	$21,463	$1,565	7.3%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(2)	In the first quarter of 2006, loans acquired from Unizan were reflected in the Regional Banking and PFCMG lines of business, and deposits acquired from Unizan were reflected in the Regional Banking line of business.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	2006	2005				1Q06 vs 1Q05
(in thousands of dollars, except per share amounts)	First	Fourth	Third	Second	First	Amount	Percent

Interest income	$464,787	$442,476	$420,858	$402,326	$376,105	$88,682	23.6%
Interest expense	221,107	198,800	179,221	160,426	140,907	80,200	56.9

Net interest income	243,680	243,676	241,637	241,900	235,198	8,482	3.6
Provision for credit losses	19,540	30,831	17,699	12,895	19,874	(334)	(1.7)

Net interest income after provision for credit losses	224,140	212,845	223,938	229,005	215,324	8,816	4.1

Service charges on deposit accounts	41,222	42,083	44,817	41,516	39,418	1,804	4.6
Trust services	21,278	20,425	19,671	19,113	18,196	3,082	16.9
Brokerage and insurance income	15,193	13,101	13,948	13,544	13,026	2,167	16.6
Bank owned life insurance income	10,242	10,389	10,104	10,139	10,104	138	1.4
Other service charges and fees	11,509	11,488	11,449	11,252	10,159	1,350	13.3
Mortgage banking income (loss)	17,832	10,909	21,116	(2,376)	12,061	5,771	47.8
Securities gains (losses)	(20)	(8,770)	101	(343)	957	(977)	N.M.
Gains on sales of automobile loans	448	455	502	254	—	448	—
Other income	22,440	22,900	9,770	24,974	17,397	5,043	29.0

Sub-total before operating lease income	140,144	122,980	131,478	118,073	121,318	18,826	15.5
Operating lease income	19,390	24,342	29,262	38,097	46,732	(27,342)	(58.5)

Total non-interest income	159,534	147,322	160,740	156,170	168,050	(8,516)	(5.1)

Personnel costs	131,557	116,111	117,476	124,090	123,981	7,576	6.1
Net occupancy	17,966	17,940	16,653	17,257	19,242	(1,276)	(6.6)
Outside data processing and other services	19,851	19,693	18,062	18,113	18,770	1,081	5.8
Equipment	16,503	16,093	15,531	15,637	15,863	640	4.0
Professional services	5,365	7,440	8,323	9,347	9,459	(4,094)	(43.3)
Marketing	7,798	7,403	6,779	7,441	6,454	1,344	20.8
Telecommunications	4,825	4,453	4,512	4,801	4,882	(57)	(1.2)
Printing and supplies	3,074	3,084	3,102	3,293	3,094	(20)	(0.6)
Amortization of intangibles	1,075	218	203	204	204	871	N.M.
Other expense	15,794	19,194	19,588	19,074	18,380	(2,586)	(14.1)

Sub-total before operating lease expense	223,808	211,629	210,229	219,257	220,329	3,479	1.6
Operating lease expense	14,607	18,726	22,823	28,879	37,948	(23,341)	(61.5)

Total non-interest expense	238,415	230,355	233,052	248,136	258,277	(19,862)	(7.7)

Income before income taxes	145,259	129,812	151,626	137,039	125,097	20,162	16.1
Provision for income taxes	40,803	29,239	43,051	30,615	28,578	12,225	42.8

Net income	$104,456	$100,573	$108,575	$106,424	$96,519	$7,937	8.2%

Average common shares — diluted	234,371	229,718	233,456	235,671	235,053	(682)	(0.3)%

Per common share
Net income — diluted	$0.45	$0.44	$0.47	$0.45	$0.41	$0.04	9.8
Cash dividends declared	0.250	0.215	0.215	0.215	0.200	0.050	25.0

Return on average total assets	1.26%	1.22%	1.32%	1.31%	1.20%	0.06%	5.0
Return on average total shareholders’ equity	15.5	15.5	16.5	16.3	15.5	—	—
Net interest margin (1)	3.32	3.34	3.31	3.36	3.31	0.01	0.3
Efficiency ratio (2)	58.3	57.0	57.4	61.8	63.7	(5.4)	(8.5)
Effective tax rate	28.1	22.5	28.4	22.3	22.8	5.3	23.2

Revenue — fully taxable equivalent (FTE)
Net interest income	$243,680	$243,676	$241,637	$241,900	$235,198	$8,482	3.6
FTE adjustment	3,836	3,837	3,734	2,961	2,861	975	34.1

Net interest income (1)	247,516	247,513	245,371	244,861	238,059	9,457	4.0
Non-interest income	159,534	147,322	160,740	156,170	168,050	(8,516)	(5.1)

Total revenue (1)	$407,050	$394,835	$406,111	$401,031	$406,109	$941	0.2%

N.M., not a meaningful value.
(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	2006	2005				1Q06 vs 1Q05
(in thousands of dollars)	First	Fourth	Third	Second	First	Amount	Percent

Mortgage Banking Income
Origination fees	$1,977	$1,979	$3,037	$3,066	$2,699	$(722)	(26.8)%
Secondary marketing	2,022	3,346	3,409	1,749	2,482	(460)	(18.5)
Servicing fees	5,925	5,791	5,532	5,464	5,394	531	9.8
Amortization of capitalized servicing	(3,532)	(3,785)	(4,626)	(5,187)	(4,761)	1,229	(25.8)
Other mortgage banking income	2,227	3,193	3,307	2,763	2,487	(260)	(10.5)

Sub-total	8,619	10,524	10,659	7,855	8,301	318	3.8
MSR valuation adjustment	9,213	385	10,457	(10,231)	3,760	5,453	N.M.

Total mortgage banking income (loss)	$17,832	$10,909	$21,116	$(2,376)	$12,061	$5,771	47.8%

Capitalized mortgage servicing rights (1)	$123,257	$91,259	$85,940	$71,150	$80,972	$42,285	52.2%
MSR allowance (1)	—	(404)	(789)	(11,246)	(1,015)	1,015	N.M.
Total mortgages serviced for others (1)	7,386,000	7,276,000	7,081,000	6,951,000	6,896,000	490,000	7.1

Net Impact of MSR Hedging
MSR valuation adjustment (3)	$9,213	$385	$10,457	$(10,231)	$3,760	$5,453	N.M. %
Net trading gains (losses) related to MSR hedging (2)	(4,638)	(2,091)	(12,831)	5,727	(4,182)	(456)	10.9
Net interest income related to MSR hedging	—	109	233	512	834	(834)	N.M.

Net impact of MSR hedging	$4,575	$(1,597)	$(2,141)	$(3,992)	$412	$4,163	N.M. %

N.M., not a meaningful value.

(1)	At period end.

(2)	Included in other non-interest income.

(3)	The first quarter of 2006 reflects the adoption of SFAS 156, which records MSRs at fair value. Prior periods reflect temporary impairment or recovery, based on accounting for MSRs at the lower of cost or market.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2006	2005
(in thousands of dollars)	First	Fourth	Third	Second	First

Allowance for loan and lease losses, beginning of period	$268,347	$253,943	$254,784	$264,390	$271,211

Acquired allowance for loan and lease losses	22,187	—	—	—	—
Loan and lease losses	(33,405)	(27,072)	(25,830)	(25,733)	(37,213)
Recoveries of loans previously charged off	9,189	9,504	7,877	9,469	8,941

Net loan and lease losses	(24,216)	(17,568)	(17,953)	(16,264)	(28,272)

Provision for loan and lease losses	17,521	31,972	17,112	13,247	21,451
Economic reserve transfer	—	—	—	(6,253)	—
Allowance of assets sold and securitized	—	—	—	(336)	—

Allowance for loan and lease losses, end of period	$283,839	$268,347	$253,943	$254,784	$264,390

Allowance for unfunded loan commitments and letters of credit, beginning of period	$36,957	$38,098	$37,511	$31,610	$33,187

Acquired AULC	325	—	—	—	—
Provision for unfunded loan commitments and letters of credit losses	2,019	(1,141)	587	(352)	(1,577)
Economic reserve transfer	—	—	—	6,253	—

Allowance for unfunded loan commitments and letters of credit, end of period	$39,301	$36,957	$38,098	$37,511	$31,610

Total allowances for credit losses	$323,140	$305,304	$292,041	$292,295	$296,000

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.88%	0.89%	0.84%	0.82%	0.82%
Economic reserve	0.21	0.21	0.20	0.22	0.27

Total loans and leases	1.09%	1.10%	1.04%	1.04%	1.09%

Non-performing loans and leases (NPLs)	209	263	283	304	441
Non-performing assets (NPAs)	183	229	249	262	361

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.24%	1.25%	1.19%	1.19%	1.22%
Non-performing loans and leases	238	300	326	349	494
Non-performing assets	209	261	287	300	404

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2006	2005
(in thousands of dollars)	First	Fourth	Third	Second	First

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$6,887	$(744)	$(1,082)	$1,312	$14,092
Middle market commercial real estate:
Construction	(241)	(175)	495	(134)	(51)
Commercial	210	14	1,779	2,269	(152)

Middle market commercial real estate	(31)	(161)	2,274	2,135	(203)
Small business	3,709	4,465	3,062	2,141	2,283

Total commercial	10,565	3,560	4,254	5,588	16,172

Consumer:
Automobile loans	2,977	3,213	3,895	1,664	3,216
Automobile leases	3,515	3,422	3,105	2,123	3,014

Automobile loans and leases	6,492	6,635	7,000	3,787	6,230
Home equity	4,515	4,498	4,093	5,065	3,963
Residential mortgage	715	941	522	430	439
Other loans	1,929	1,934	2,084	1,394	1,468

Total consumer	13,651	14,008	13,699	10,676	12,100

Total net charge-offs	$24,216	$17,568	$17,953	$16,264	$28,272

Net charge-offs — annualized percentages:
Commercial:
Middle market commercial and industrial	0.54%	(0.06)%	(0.09)%	0.11%	1.20%
Middle market commercial real estate:
Construction	(0.07)	(0.04)	0.12	(0.03)	(0.01)
Commercial	0.03	—	0.37	0.48	(0.03)

Middle market commercial real estate	—	(0.02)	0.25	0.24	(0.02)
Small business	0.70	0.80	0.54	0.38	0.42

Total commercial	0.38	0.13	0.16	0.21	0.62

Consumer:
Automobile loans	0.60	0.64	0.75	0.32	0.64
Automobile leases	0.63	0.59	0.51	0.34	0.49

Automobile loans and leases	0.62	0.61	0.62	0.33	0.56
Home equity	0.38	0.39	0.35	0.44	0.35
Residential mortgage	0.07	0.09	0.05	0.04	0.04
Other loans	1.32	1.48	1.64	1.14	1.22

Total consumer	0.40	0.41	0.40	0.31	0.36

Net charge-offs as a % of average loans	0.39%	0.29%	0.29%	0.27%	0.47%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2006	2005
(in thousands of dollars)	March 31,	December 31,	September 30,	June 30,	March 31,

Non-accrual loans and leases:
Middle market commercial and industrial	$45,723	$28,888	$25,431	$26,856	$16,993
Middle market commercial real estate	18,243	15,763	13,073	15,331	6,682
Small business	28,389	28,931	26,098	19,788	16,387
Residential mortgage	29,376	17,613	16,402	14,137	12,498
Home equity	13,778	10,720	8,705	7,748	7,333

Total non-performing loans and leases	135,509	101,915	89,709	83,860	59,893

Other real estate, net:
Residential	17,481	14,214	11,182	10,758	10,571
Commercial	1,903	1,026	909	2,800	2,839

Total other real estate, net	19,384	15,240	12,091	13,558	13,410

Total non-performing assets	$154,893	$117,155	$101,800	$97,418	$73,303

Non-performing loans and leases guaranteed by the U.S. government	$18,256	$7,324	$6,812	$5,892	$4,264

Non-performing loans and leases as a % of total loans and leases	0.52%	0.42%	0.37%	0.34%	0.25%

Non-performing assets as a % of total loans and leases and other real estate	0.59	0.48	0.42	0.40	0.30

Accruing loans and leases past due 90 days or more	$52,297	$56,138	$50,780	$53,371	$50,086

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.20%	0.23%	0.21%	0.22%	0.21%

	2006	2005
(in thousands of dollars)	First	Fourth	Third	Second	First

Non-performing assets, beginning of period	$117,155	$101,800	$97,418	$73,303	$108,568
New non-performing assets	53,768	52,553	37,570	47,420	33,607
Acquired non-performing assets	33,843	—	—	—	—
Returns to accruing status	(14,310)	(3,228)	(231)	(250)	(3,838)
Loan and lease losses	(13,314)	(9,063)	(5,897)	(6,578)	(17,281)
Payments	(13,195)	(21,329)	(21,203)	(11,925)	(10,404)
Sales	(9,054)	(3,578)	(5,857)	(4,552)	(37,349)

Non-performing assets, end of period	$154,893	$117,155	$101,800	$97,418	$73,303

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2006	2005
(in thousands, except per share amounts)	First	Fourth	Third	Second	First

Common stock price, per share
High (1)	$24.750	$24.640	$25.410	$24.750	$24.780
Low (1)	22.560	20.970	22.310	22.570	22.150
Close	24.130	23.750	22.470	24.140	23.900
Average closing price	23.649	23.369	24.227	23.771	23.216

Dividends, per share
Cash dividends declared on common stock	$0.250	$0.215	$0.215	$0.215	$0.200

Common shares outstanding
Average — basic	230,976	226,699	229,830	232,217	231,824
Average — diluted	234,371	229,718	233,456	235,671	235,053
Ending	245,206	224,106	229,006	230,842	232,192
Book value per share	$12.56	$11.41	$11.45	$11.40	$11.15
Tangible book value per share	9.95	10.44	10.50	10.45	10.22

Common share repurchases
Number of shares repurchased	4,831	5,175	2,598	1,818	—
Capital adequacy

	2006	2005
(in millions of dollars)	March 31,	December 31,	September 30,	June 30,	March 31,

Total risk-weighted assets (2)	$31,361	$29,599	$29,352	$29,973	$30,267

Tier 1 leverage ratio (2)	8.65%	8.34%	8.50%	8.50%	8.45%
Tier 1 risk-based capital ratio (2)	9.07	9.13	9.42	9.18	9.04
Total risk-based capital ratio (2)	12.23	12.42	12.70	12.39	12.33

Tangible equity / asset ratio	6.97	7.19	7.39	7.36	7.42
Tangible equity / risk-weighted assets ratio (2)	7.78	7.91	8.19	8.05	7.84
Average equity / average assets	8.15	7.89	7.97	8.03	7.76

Other data
Number of employees (full-time equivalent)	8,078	7,602	7,586	7,713	7,813
Number of domestic full-service banking offices (3) (4)	385	344	346	344	343

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	March 31, 2006 figures are estimated.

(3)	Includes Private Financial Group offices in Florida.

(4)	Includes 42 Unizan offices.

Huntington Bancshares Incorporated Quarterly
Operating Lease Performance
(Unaudited)

	2006	2005				1Q06 vs 1Q05
(in thousands of dollars)	First	Fourth	Third	Second	First	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$199,998	$245,346	$308,952	$408,798	$529,245	$(329,247)	(62.2)%

Income Statement:
Net rental income	$17,515	$21,674	$26,729	$34,562	$43,554	$(26,039)	(59.8)%
Fees	732	1,482	1,419	1,773	1,857	(1,125)	(60.6)
Recoveries — early terminations	1,143	1,186	1,114	1,762	1,321	(178)	(13.5)

Total operating lease income	19,390	24,342	29,262	38,097	46,732	(27,342)	(58.5)

Depreciation and residual losses at termination	13,437	17,223	20,856	26,560	34,703	(21,266)	(61.3)
Losses — early terminations	1,170	1,503	1,967	2,319	3,245	(2,075)	(63.9)

Total operating lease expense	14,607	18,726	22,823	28,879	37,948	(23,341)	(61.5)

Net earnings contribution	$4,783	$5,616	$6,439	$9,218	$8,784	$(4,001)	(45.5)%

Earnings ratios (1)
Net rental income	35.0%	35.3%	34.6%	33.8%	32.9%	2.1%	6.4%
Depreciation and residual losses at termination	26.9	28.1	27.0	26.0	26.2	0.7	2.7
Definition of term(s):
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, annualized.